Exhibit 10.1

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”) dated as of January [•], 2022, is by and among Vera Whole Health, Inc., a Delaware corporation (“Parent”), Carbon Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub” and together with Parent, the “Buyer Parties”), and each of the stockholders of Castlight Health, Inc., a Delaware corporation (the “Company”) set forth on Schedule I hereto (the “Stockholders” and each, a “Stockholder”).

WHEREAS, concurrently with the execution hereof, Parent, Merger Sub and the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), which provides, among other things, for (i) Merger Sub to commence a cash tender offer (the “Offer”) to purchase (1) all of the outstanding shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Company Class A Stock”) and (2) all of the outstanding shares of the Company’s Class B Common Stock, par value $0.0001 per share (the “Company Class B Stock” and, together with the Company Class A Stock, the “Company Common Stock”) and (ii) following the consummation of the Offer, the merger of Merger Sub with and into the Company upon the terms and subject to the conditions set forth in the Merger Agreement (the “Merger”) (capitalized terms used but not defined herein shall have the respective meanings specified in the Merger Agreement);

WHEREAS, each Stockholder is, as of the date hereof, the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which meaning will apply for all purposes of this Agreement) of the number of shares of Company Class A Common Stock and Company Class B Common Stock, in each case as set forth opposite the name of such Stockholder on Schedule I hereto (all such shares of Company Common Stock set forth on Schedule I, together with any New Shares, is referred to herein as the “Subject Shares”); and

WHEREAS, as a condition to the willingness of the Buyer Parties to enter into the Merger Agreement and as an inducement and in consideration therefor, the Buyer Parties have required that each Stockholder, and each Stockholder has agreed to, solely in such Stockholder’s capacity as the beneficial owner of the Subject Shares and not in any other capacity, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1 Agreement to Tender.

(a) Each Stockholder agrees to validly and irrevocably tender or cause to be validly and irrevocably tendered in the Offer all of such Stockholder’s Subject Shares pursuant to and in accordance with the terms of the Offer, free and clear of all Liens, proxies, voting trusts or agreements, options, rights, understandings or arrangements or any other encumbrance whatsoever on title, transfer, or exercise of any rights of a stockholder in respect of such Subject Shares (collectively, “Encumbrances”) (other than Permitted Encumbrances (as defined below)). Without limiting the generality of the foregoing, as promptly as practicable after, but in no event later than fifteen (15) Business Days after, the commencement of the Offer, each Stockholder shall (i) deliver pursuant to the terms of the Offer (A) a letter of transmittal with respect to all of such Stockholder’s Subject Shares complying with the terms of the Offer, (B) a Certificate representing such Subject Shares or an “agent’s message” (or such other evidence, if any, of transfer as the depository may reasonably request) in the case of a book-entry share of any uncertificated Subject Shares, and (C) all other documents or instruments that the Buyer Parties may reasonably require to be delivered by the Stockholders in order to tender the Subject Shares pursuant to the terms of the Offer, and (ii) instruct such Stockholder’s broker or such other Person that is the holder of record of any Subject Shares to tender all such shares pursuant to and in accordance with clause (i) of this Section 1 and the terms of the Offer. Each Stockholder agrees that, once such Stockholder’s shares of Company Common Stock are tendered, such Stockholder will not withdraw any of such shares of Company Common Stock from the Offer unless and until (i) the Offer shall have been terminated or shall have expired, in each case, in accordance with the terms of the Merger Agreement, (ii) this Agreement shall have been terminated in accordance with Section 7 here or (iii) such date and time as any amendment or change to the Offer or the Merger Agreement is effected without each Stockholder’s consent that (A) decreases the Offer Price or (B) changes the form of consideration payable in the Offer. Each Stockholder acknowledges and agrees that any Transfer of Subject Shares that are tendered pursuant to this Agreement shall not be effective until accepted for payment by Merger Sub in connection with the consummation of the Offer and in accordance with the terms and conditions of the Merger Agreement and the Offer to Purchase. At all times commencing with the date hereof and continuing until the valid termination of this Agreement in accordance with Section 7, each the Stockholder shall not tender any of such Stockholder’s Subject Shares into any tender or exchange offer commenced by a Person other than Parent, Merger Sub or any other Subsidiary of Parent.

(b) If the Offer is terminated or withdrawn by Merger Sub or the Merger Agreement is terminated prior to the purchase of Subject Shares in the Offer, Parent and Merger Sub shall promptly return, and shall cause any depository or paying agent, acting on behalf of Parent and Merger Sub, to promptly return, all tendered Subject Shares to the applicable Stockholder.

SECTION 2 Representations and Warranties of Stockholder. Each Stockholder, solely in such Stockholder’s capacity as the beneficial owner of the Subject Shares and not in any other capacity, hereby severally and not jointly represents and warrants to the Buyer Parties as follows:

(a) As of the time of execution of this Agreement, such Stockholder (i) is the sole record and beneficial owner of such Stockholder’s Subject Shares and (ii) except as set forth in Schedule I to this Agreement, neither holds nor has any beneficial ownership interest in any other shares of Company Capital Stock or any other Company Equity Award, warrant, right or other security convertible, exchangeable or exercisable therefor or other instrument, obligation or right, the value of which is based on any of the foregoing.

(b) Each Stockholder has all requisite power and authority to execute and deliver this Agreement, to perform Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby.

(c) This Agreement has been duly executed and delivered by such Stockholder and, assuming this Agreement constitutes a legal, valid and binding obligation of the Buyer Parties, this Agreement constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder by each of the Buyer Parties in accordance with its terms, except insofar as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Law affecting creditors’ rights generally, or by principles governing the availability of equitable remedies (the “Enforceability Limitations”).

(d) The execution, delivery and performance by d the consummation of the transactions contemplated hereby do not and will not result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which such Stockholder is a party or by which such Stockholder or Stockholder’s assets are bound, except for such violations, defaults or conflicts as would not prevent or materially delay or impair such Stockholder’s performance of its obligations under this Agreement. Assuming compliance with the applicable provisions of the HSR Act, any applicable filing, notification or approval in any foreign jurisdiction required by Antitrust Laws, and assuming that all notifications, filings, registrations, permits, authorizations, consents or approvals to be obtained or made by the Company or the Buyer Parties in connection with the Merger Agreement and the transactions contemplated thereby are obtained or made, the performance by such Stockholder of its obligations under this Agreement will not (i) violate any provision of any decree, order or judgment applicable to such Stockholder, (ii) require any consent, approval or notice under any legal requirements applicable to such Stockholder, other than as required under the Exchange Act and the rules and regulations promulgated thereunder, or (iii) if such Stockholder is an entity, violate any provision of such Stockholder’s organizational documents, except in each such case of the foregoing clauses (i), (ii) or (iii) as would not prevent or materially delay or impair such Stockholder’s performance of its obligations under this Agreement.

(e) The Subject Shares and the certificates, if any, representing the Subject Shares owned by such Stockholder are now, and at all times during the term hereof will be, held by such Stockholder or by a nominee or custodian for the benefit of such Stockholder, free and clear of all Encumbrances, except for any such Encumbrances arising hereunder and any applicable restrictions on transfer under the Securities Act (collectively, “Permitted Encumbrances”).

(f) Such Stockholder has, and at all times during the term of this Agreement will have, full and sole voting power with respect to such Stockholder’s Subject Shares and full and sole power of disposition, full and sole power to issue instructions with respect to the matters set forth herein, and full and sole power to agree to (and comply with) all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Subject Shares. None of the Subject Shares of such Stockholder are subject to any proxy, voting trust or other agreement, arrangement or restriction with respect to the tendering or voting of such Subject Shares.

(g) As of the time of execution of this Agreement, there is no Legal Proceeding pending or, to the knowledge of such Stockholder, threatened against such Stockholder at law or equity before or by any Governmental Authority, except for any Legal Proceeding that would not prevent or materially delay or impair such Stockholder’s performance of its obligations under this Agreement.

(h) Such Stockholder has received and reviewed a copy of the Merger Agreement. Such Stockholder understands and acknowledges that the Buyer Parties and the Company are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

(i) No broker, investment bank, financial advisor or other person is entitled to any broker’s, finder’s, financial adviser’s or similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of such Stockholder (it being understood that arrangements of the Company or their other Affiliates shall not be deemed to be an arrangement of such Stockholder).

SECTION 3 Representations and Warranties of the Buyer Parties. Each Buyer Party hereby represents and warrants to each Stockholder and to the Company as follows:

(a) Such Buyer Party is an entity duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to execute and deliver and perform its obligations under this Agreement and to perform the obligations contemplated herein, and has taken all necessary action to duly authorize the execution, delivery and performance of this Agreement.

(b) This Agreement has been duly authorized, executed and delivered by such Buyer Party, and, assuming this Agreement constitutes the legal, valid and binding obligations of the other parties hereto, constitutes the legal, valid and binding obligations of such Buyer Party, and are enforceable against such Buyer Party in accordance with its terms, subject to the Enforceability Limitations.

(c) Assuming compliance with the applicable provisions of the HSR Act, any applicable filing, notification or approval in any foreign jurisdiction required by Antitrust Laws, the execution and delivery of this Agreement by such Buyer Party, and the consummation of the transactions contemplated by this Agreement, will not: (i) cause a violation, or a default, by such Buyer Party of any applicable legal requirement or decree, order or judgment applicable to such Buyer Party, or to which such Buyer Party is subject; or (ii) conflict with, result in a breach of, or constitute a default on the part of such Buyer Party under any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which such Buyer Party is a party or by which such Buyer Party or its assets are bound, except for such violations, defaults or conflicts as would not, individually or in the aggregate, prevent or materially delay or impair the performance by such Buyer Party of any of its obligations under this Agreement.

SECTION 4 Transfer of the Shares or Units; Other Actions.

(a) Prior to the Termination Date, except as otherwise expressly provided herein, each Stockholder shall not, and shall cause each of its Affiliates not to: (i) transfer, redeem, exchange, surrender, assign, sell, gift-over, hedge, pledge or otherwise dispose (whether by liquidation, dissolution, dividend, distribution or otherwise) of, enter into any derivative arrangement with respect to, create any Encumbrance on (any of the items set forth in this clause (i), a “Transfer”), any or all of such Stockholder’s Subject Shares; (ii) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer; (iii) grant any proxy, power-of-attorney or other authorization or consent with respect to any of such Stockholder’s Subject Shares; or (iv) take or cause the taking of any other action that would materially restrict or prevent the performance of such Stockholder’s obligations hereunder, excluding any involuntary bankruptcy filing. Any action taken in violation of the foregoing sentence shall be null and void ab initio. If any involuntary Transfer of any of the Subject Shares shall occur (including, but not limited to, a sale by Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the Termination Date.

(b) Each Stockholder agrees that such Stockholder will not exercise any dissenter’s or appraisal rights available to such Stockholder with respect to the Offer or the Merger pursuant to Section 262 of the DGCL or otherwise.

(c) Each Stockholder hereby undertakes and agrees not to, and shall cause its Affiliates not to, commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against any Buyer Party, the Company or any of their respective Affiliates, any of their respective successors or the directors or officers of any of the foregoing, in each case relating to the negotiation, execution or delivery of this Agreement, the Merger Agreement or the consummation of the transactions contemplated hereby or thereby, including (i) challenging the validity of, or seeking to enjoin or delay the operation of. any provision of this Agreement, the Merger Agreement or the consummation of the transactions contemplated hereby or thereby, (ii) alleging a breach of any duty of the Company Board or any member of the Company Board in connection with this Agreement, the Merger Agreement or the consummation of the transactions contemplated hereby or thereby, or (iii) making any claim with respect to SEC disclosure (or other disclosure to the Company’s stockholders) in connection with this Agreement, the Merger Agreement or the consummation of the transactions contemplated hereby or thereby; provided that the foregoing shall not prevent any claim against any Buyer Party to enforce such Stockholder’s rights under the Merger Agreement in accordance with the terms thereof.

SECTION 5 Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, but without in any way limiting such Stockholder’s obligations hereunder, each provision of this Agreement shall apply to each Stockholder solely in such Stockholder’s capacity as a holder of the Subject Shares and not in such Stockholder’s capacity as a director, officer or employee of the Company or any of its Subsidiaries or as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict any actions or omissions of a director and/or officer of the Company or any of its Subsidiaries (taken in his or her capacity as such), including, without limitation, in the exercise of his or her fiduciary duties as a director and/or officer of the Company or any of its Subsidiaries or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director and/or officer of the Company or any of its Subsidiaries or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee and/or fiduciary.

SECTION 6 Further Assurances. Each party hereto shall execute and deliver any additional documents and take such further actions that are reasonably necessary to carry out all of its obligations under the provisions hereof.

SECTION 7 Termination.

(a) Except as set forth in Section 7(b), this Agreement, and all rights and obligations of the parties hereunder, shall terminate immediately without any notice or other action by any Person upon the earliest to occur of the following (the date of such termination, the “Termination Date”):

(i)	the valid termination of the Merger Agreement in accordance with its terms;

(ii)	the Effective Time; or

(iii)	the mutual written consent of Parent and each Stockholder.

(b) In no event shall any termination of this Agreement limit any rights or remedies of any party against any other party with respect to a breach by such other party arising prior to termination.

SECTION 8 Expenses. All fees and expenses incurred in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not the Offer, the Merger or any Acquisition Transaction is consummated.

SECTION 9 Public Announcements. Each Stockholder (in such Stockholder’s capacity as an owner of Subject Shares and/or signatory to this Agreement, and not in such Stockholder’s capacity as a director or officer of the Company) shall only make public announcements regarding this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby with the prior written consent of Parent. Each Stockholder (i) consents to and authorizes the publication and disclosure by Parent or the Company and their respective Affiliates of its identity and holding of the Subject Shares and the nature of its commitments and obligations under this Agreement in any press release or other disclosure document that the Company or Parent or their respective Affiliates reasonably determine to be necessary in connection with the Offer, the Merger and any of the other transactions contemplated by this Agreement or the Merger Agreement, and (ii) agrees promptly to give to Parent and the Company, after written request therefor, any information reasonably required by such party or its Affiliates for the preparation of any such disclosure documents.

SECTION 10 Adjustments. In the event of any stock dividend or distribution, or any change to the Subject Shares by reason of any stock dividend or distribution change of shares or any other similar transaction, the term “Subject Shares” as used in this Agreement shall be deemed to refer to and include the Subject Shares and all such stock dividends and distributions and any securities into which or for which any and all of the Subject Shares may be changed or exchanged or which are received in the relevant transaction. Each Stockholder agrees that any Company Capital Stock that the Stockholder purchases or with respect to which the Stockholder otherwise acquires beneficial ownership after the execution of this Agreement and prior to the Termination

Date, including, without limitation, by the exercise of a Company Option or the vesting or settlement of a Company Restricted Stock Unit Award or any Company Performance Stock Unit Award (“New Shares”), shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Subject Shares as of the date hereof and the representation and warranties in Section 2 shall be true and correct as of the date that beneficial ownership of such New Shares is acquired. The Stockholder agrees to promptly notify Parent in writing of the nature and amount of any New Shares.

SECTION 11 No Solicitation. Section 5.3 (No Solicitation) of the Merger Agreement shall apply hereto mutatis mutandis (including, for the avoidance of doubt, that (i) any reference to the “Agreement” therein shall be construed as a reference to this Agreement, and (ii) any obligation of the “Company” set forth therein shall be construed as an obligation of the Stockholders).

SECTION 12 Miscellaneous.

(a) Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (iii) immediately upon delivery by hand or by email transmission, to the Buyer Parties in accordance with Section 9.2 of the Merger Agreement and to a Stockholder at its address set forth on Schedule I attached hereto (or at such other address for a party as shall be specified by like notice).

(b) Headings. The headings contained in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(c) Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed (including by electronic signature) by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf. .tif. .gif. .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

(d) Entire Agreement; No Third-Party Beneficiaries. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among or between any of the parties, with respect to the subject matter hereof. This Agreement is not intended to confer, nor shall it confer, upon any Person other than the parties hereto any rights or remedies or benefits of any nature whatsoever.

(e) Governing Law; Jurisdiction. This Agreement shall be governed by and interpreted and construed in accordance with the laws of the State of Delaware. Any and all claims, controversies, and causes of action arising out of or relating to this Agreement, whether sounding in contract, tort, or statute, shall be governed by the internal laws of the State of Delaware, including its statutes of limitations, without giving effect to any conflict-of-laws or other rules that would result in the application of the laws or statutes of limitations of a different jurisdiction. Each of the parties (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to the transactions contemplated hereby, for and on behalf of itself or any of its properties or assets, in accordance with Section 12(a) or in such other manner as may be permitted by applicable law. and nothing in this Section 12(e) will affect the right of any party to serve legal process in any other manner permitted by applicable law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or. if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware (and any appellate court therefrom) or. if any federal court within the State of Delaware declines to accept jurisdiction over a particular matter, any state court within the State of Delaware (and any appellate court therefrom)) (the “Chosen Courts”) in the event that any dispute or controversy arises out of this Agreement or the transactions contemplated hereby; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iv) agrees that any Legal Proceeding arising in connection with this Agreement or the transactions contemplated hereby will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts. Each of the parties agree that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

(f) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES. AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT. TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE. AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED. EXPRESSLY OR OTHERWISE. THAT SUCH OTHER PARTY WOULD NOT. IN THE EVENT OF LITIGATION. SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY. AMONG OTHER THINGS. THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12(F).

(g) Assignment. No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties hereto; provided, however, that either Buyer Party may assign, in its sole discretion and without the consent of any other party, any or all of its rights, interests and obligations hereunder to one or more direct or indirect wholly owned Subsidiaries of such Buyer Party in connection with the assignment of the rights, interests and obligations of such Buyer Party under the Merger Agreement to such indirect wholly owned Subsidiaries of such Buyer Party in accordance with the terms of the Merger Agreement, and any such assignee may thereafter assign, in its sole discretion and without the consent of any other party, any or all of its rights, interests and obligations hereunder to one or more additional direct or indirect wholly owned Subsidiaries of such Buyer Party in connection with the assignment of the rights, interests and obligations of such assignee under the Merger Agreement to such additional direct or indirect wholly owned Subsidiaries of such Buyer Party in accordance with the terms of the Merger Agreement; provided that no such assignment shall relieve such Buyer Party of its obligations under this Agreement. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

(h) Severability of Provisions. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

(i) Specific Performance. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (A) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof and (B) the right of specific enforcement is an integral part of the Agreement and without that right, the Buyer Parties would not have entered into this Agreement. It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity and any party hereto seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each party hereto irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

(j) Amendment. No amendment or modification of this Agreement shall be effective unless it shall be in writing and signed by each of the parties hereto (other than, for the avoidance of doubt, any party whose rights and obligations under this Agreement have terminated as of such time), and no waiver or consent hereunder shall be effective against any party hereto unless it shall be in writing and signed by such party.

(k) Binding Nature. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and permitted assigns.

(l) No Recourse. The Buyer Parties agree that no Stockholder or its Affiliates (in their capacity as holders of Company Capital Stock and Company Equity Awards, as applicable) will be liable for claims, losses, damages, expenses and other liabilities or obligations resulting from or related to breaches of the Merger Agreement (which, for the avoidance of doubt, shall not include claims, losses, damages, expenses and other liabilities or obligations solely to the extent arising under, and in accordance with the terms of. this Agreement). In no event shall any Stockholder have any liability hereunder with respect to the representations, warranties, liabilities or obligations hereunder of any Stockholder who is not an Affiliate of such Stockholder.

(m) No Presumption. This Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement.

(n) No Agreement Until Executed. This Agreement shall not be effective unless and until (i) the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Charter, the transactions contemplated by the Merger Agreement and this Agreement, (ii) the Merger Agreement is executed by all parties thereto following approval thereof by the Company Board and (iii) this Agreement is executed by all parties thereto following approval thereof by the Company Board.

(o) No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Buyer Parties any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to such Stockholder, and no Buyer Party shall have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct any Stockholder in the voting of any of the Subject Shares.

[Signature pages follow]

IN WITNESS WHEREOF, the Buyer Parties and the Stockholders have caused this Agreement to be duly executed and delivered as of the date first written above.

VERA WHOLE HEALTH, INC.

By:
Name:
Title:

CARBON MERGER SUB, INC.

By:
Name:
Title:

SIGNATURE PAGE TO

TENDER AND SUPPORT AGREEMENT

[STOCKHOLDER]

By:
Name:
Title:

SIGNATURE PAGE TO

TENDER AND SUPPORT AGREEMENT

SCHEDULE I

Name	Address	Company Class A Stock	Company Class B Stock	Company Options	Company Restricted Stock Unit Awards	Company Performance Stock Unit Awards